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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (date of earliest event reported): May 18, 1998



                           MOLECULAR BIOSYSTEMS, INC.
             (Exact name of registrant as specified in its charter)



                          Delaware 1-10546 36-30878632
              (State or other juris- (Commission file (IRS employer
            diction of incorporation) number) identification number)



              10070 Barnes Canyon Road, San Diego, California 92121
                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (619) 812-7001








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Item 5.  Other Events.

         Final European Approval of OPTISONtm

         On May 18, 1998, OPTISON, the Company's second-generation contrast agent for cardiac ultrasound imaging, received final marketing authorization by the European Agency for the Evaluation of Medicinal Products for use in patients with suspected or known cardiovascular disease. The authorization covers all 15 member states of the European Union.

         A copy of the press release that the Company jointly issued with Mallinckrodt, Inc., on May 19, 1998, is attached to this Report as Exhibit 10.1. Mallinckrodt, Inc., is the Company's marketing partner for OPTISON in the United States and most other regions of the world.

                                  Signature
           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

           Date:   May 22, 1998.


           Molecular Biosystems, Inc.



           By       /s/ Gerard A. Wills
                    Gerard A. Wills
                    Vice President, Finance
                      and Chief Financial Officer




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                                 Exhibit Index
                                                              Sequentially
     Exhibit         Description                              Numbered Page

     10.1            Press release (May 19, 1998)                  5